Volato Group Regains Compliance with NYSE American Equity Standards

Company resumes compliance with NYSE American continued listing standards and refocuses on growth initiatives

ATLANTA, GA – December 19 , 2025 – Volato Group, Inc. (the “Company” or “Volato”) (NYSE American: SOAR), today announced that it has received written notice from the NYSE American LLC (the “NYSE American”) in a letter dated December 18, 2025 that its consolidated shareholders’ equity now exceeds the minimum required by Section 1003(a) of the NYSE American Company Guide (the “Company Guide”), bringing the Company back into compliance with the exchange’s equity listing standard. As a result, the “below compliance” (“.BC”) indicator will be removed from the Company’s trading symbol for its Class A common stock and the Company will be taken off NYSE American’s list of noncompliant issuers on its website. The Company will remain subject to NYSE American's continued listing monitoring procedures and remains committed to maintaining strong financial discipline and governance going forward.

A more stable platform for strategic execution

Restoring compliance resolves a key structural overhang and allows Volato to advance its strategic priorities, including the proposed merger with M2i Global, Inc. With the reopening of federal agencies after the recent government shutdown, both companies anticipate closing the transaction in the first quarter of 2026, subject to customary conditions and regulatory review.
The strengthened equity position, combined with a simplified operating footprint following the divestiture of aviation assets, places Volato in a more focused and resilient posture as it transitions toward a software and data driven corporate strategy aligned with M2i Global’s industrial platform.

“Regaining compliance is a meaningful signal of the progress we have made in rebuilding the Company’s financial foundation,” said Mark Heinen, Chief Financial Officer of Volato. “This clears the path for us to continue executing on value creation initiatives and move toward completion of the proposed merger with M2i Global. Our commitment to financial discipline and transparent governance remains unchanged.”

About Volato
Volato Group, Inc. (NYSE American: SOAR) is a technology company focused on building scalable software and data solutions that improve the reliability and intelligence of high-stakes business decisions. The Company’s existing Parslee Document Intelligence platform enhances the performance of leading large language models (LLMs) by adding deterministic structure and auditability to complex documents such as contracts and SEC filings. Through its proposed merger with M2i Global, Volato is expanding into the critical minerals sector—leveraging its software expertise to bring greater transparency, traceability, and operational intelligence to supply chains essential for U.S. national security and advanced technologies. For more information visit www.flyvolato.com.

About M2i Global, Inc.

M2i Global, Inc. integrates people, technology, and solutions from across sectors to ensure access to critical minerals and metals for national defense and economic security. M2i Global aims to establish a Critical Mineral Reserve, creating a resilient supply chain that addresses the global shortage of essential minerals and metals. For more information, please visit: www.m2i.global.

Additional Information about the Proposed Transaction and Where to Find It

This communication relates to a potential transaction (the “Transaction”) involving M2i Global and Volato. Volato filed with the SEC a Current Report on Form 8-K with respect to the execution of the definitive agreement and a Registration Statement on Form S-4 (File No. 333-292132) (the “Registration Statement”), which includes a preliminary proxy statement/prospectus. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Volato or M2i Global has filed or will file with the SEC or send to its shareholders or investors in connection with the potential Transaction. This document does not contain all the information that should be considered concerning the potential Transaction and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, VOLATO’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY VOLATO WITH THE SEC IN CONNECTION WITH THE POTENTIAL TRANSACTION, OR INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE POTENTIAL TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL TRANSACTION AND THE PARTIES TO THE POTENTIAL TRANSACTION.

After the Registration Statement is declared effective, the definitive proxy statement will be mailed to shareholders of Volato as of the final record date established for voting on the potential Transaction. Additionally, Volato will file other relevant materials with the SEC in connection with the potential Transaction. Copies of the Registration Statement, the definitive proxy statement/final prospectus, and all other relevant materials for the potential Transaction filed, or that will be filed, with the SEC may be obtained, when available, free of charge at the SEC’s website at www.sec.gov. Volato’s shareholders may also obtain copies of the definitive proxy statement/prospectus, when available, without charge, by directing a request to Volato at 1954 Airport Road, Suite 124, Chamblee, GA 30341, or by telephone at (844) 399-8998.

Participants in the Solicitation of Proxies

Volato, M2i Global, and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from Volato’s shareholders in connection with the proposed Transaction. Volato’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the proposed Transaction of Volato’s directors and officers in Volato’s filings with the SEC, including Volato’s annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Volato’s shareholders in connection with the proposed Transaction and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus relating to the proposed Transaction when it becomes available. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the potential Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed Transaction is expected to be implemented solely pursuant to the legally binding definitive agreement which was filed as an exhibit to the Current Report on Form 8-K filed by Volato with the SEC on July 29, 2025, and which contains the material terms and conditions of the proposed Transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "projects," "forecasts," "targets," "would," "will," "should," "goal," "could" or "may" or other similar expressions. Forward-looking statements provide management or the Board’s current expectations or predictions of future conditions, events, or results. All statements that address operating performance, events, or developments that may occur in the future are forward-looking statements, including statements regarding the challenges associated with executing our growth strategy, developing, marketing and consistently delivering high-quality services that meet customer expectations, as well as those statements related to our continued compliance with NYSE American listing standards. All forward-looking statements speak only as of the date they are made and reflect the Company’s good faith beliefs, assumptions, and expectations, but they are not guarantees of future performance or events. Furthermore, Volato disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond Volato’s control, that are described in Volato’s periodic reports filed with the SEC including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, subsequent reports filed with the SEC, and other factors that Volato may describe from time to time in other filings with the SEC. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

For Media:
Diego Rosende
drosende@m2i.global

For Investors:
investors@flyvolato.com
ir@m2icorp.com